SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                       of the Securities Exchange Act 1934

         Filed by the Registrant [x]
         Filed by a Party other than the Registrant [ ]

Check the appropriate box:
         [  ] Preliminary Proxy Statement
         [  ] Confidential, for Use of the Commission Only (as permitted by Rule
              14a-6(e)(2))
         [X]  Definitive Proxy Statement
         [ ]  Definitive Additional Materials
         [ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                            Nugget Exploration, Inc.
                         -----------------------------
                (Name of Registrant as Specified in Its Charter)

                         -----------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] $125 per Exchange Act Rules  0-11(c)(1)(ii),  14a-6(i)(1),  14a-6(j)(2),  or
    Item 22(a)(22) of Schedule 14A.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies.

         ------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:

         ------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. ( Set forth the amount on which the filing fee is calculated and state how it was determined.)

         -----------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------

[  ]     Fee paid previously by written preliminary materials.
[  ]     Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

         1)  Amount Previously Paid:
         2)  Form, Schedule or Registration Statement No.:
         3)  Filing Party:
         4)  Date Filed

                                      PROXY

ANNUAL MEETING OF THE SHAREHOLDERS OF NUGGET EXPLORATION, INC., AUGUST 16, 1999. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Tyson Schiff, President of Nugget Exploration, Inc. (The Company"), proxy, with full power of substitution, to vote, as directed below, the shares of Common Stock of the Company which the undersigned is entitled to vote at the annual meeting of shareholders to be held on Monday, August 16, 1999 at 9:30 a.m. at the Sandy County Library located at 10100 Petunia Way, Sandy, Utah 84092, or any adjournment(s) thereof (the "Annual Meeting").

         This proxy, when properly executed and returned to the Company as provided below, will be voted in the manner directed by the undersigned shareholder. If no direction is given, the proxy holder will vote the shares represented by this proxy FOR all proposals. The Board of Directors recommends voting FOR all proposals.

         1.  To elect the Board of Directors;
                  FOR [___]        AGAINST [___]      ABSTAIN [___]

         2. To ratify the recission of the Purchase and Sale Agreement (the "Purchase Agreement") executed by and between the Company and Imaging Management Associates, Inc. on December 9, 1998 and rescinded by the board of directors on May 10, 1999;
                  FOR [___]        AGAINST [___]      ABSTAIN [___]

         3. To increase the authorized number of shares of Common Stock to 25 million;
                  FOR [___]        AGAINST [___]      ABSTAIN [___]

         4. To consider and vote upon ratification of the selection of Jones, Jensen and Company, Salt Lake City, Utah, as the Company's independent auditors for the fiscal year ending May 31, 2000; and
                  FOR [___]        AGAINST [___]      ABSTAIN [___]

         5. The Company does not know of any matters that will be considered at the Special Meeting other than the proposals described above. However, if any other matters should properly come before the Special Meeting, Tyson Schiff or his substitute intends to vote the shares represented by the proxies according to his or her best judgment.
                  FOR [___]        AGAINST [___]      ABSTAIN [___]



================================================================================
PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON YOUR CERTIFICATE(S). WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. IF YOUR SHARES ARE HELD AT A BROKERAGE HOUSE, PLEASE INDICATE IN THE SPACE PROVIDED THE NAME OF THE BROKERAGE HOUSE AND THE NUMBER OF SHARES HELD.
================================================================================

Date:____________

_____________________________________           ________________________________
Name of Brokerage/Clearing House                Number of Shares Held

_____________________________________           ________________________________
Signature                                       Signature (if held Jointly)

_____________________________________           ________________________________
Print Name                                      Print Name

================================================================================

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY TO THE COMPANY IN THE ENVELOPE ENCLOSED. NO STAMP IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
================================================================================

                            NUGGET EXPLORATION, INC.
                        2133 South 9400 East, Suite 151
                            Salt Lake City, UT 84093



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 16, 1999


TO THE SHAREHOLDERS OF NUGGET EXPLORATION, INC.:


         The 1999 Annual Meeting (the "Annual Meeting") of Stockholders of Nugget Exploration, Inc. (the "Company"), will be held on Monday, August 16, 1999 at 9:30 a.m. at the Sandy County Library located at 10100 Petunia Way, Sandy, Utah 84092, to conduct the following items of business:


         1. To elect the Board of Directors;

         2. To ratify the Rescission of the Purchase and Sale Agreement executed by and between the Company and Imaging Management Associates, Inc. on December 9, 1998 and rescinded by the parties thereto on May 10, 1999;

         3. To increase the authorized number of shares of the Company's Common Stock to 25 million;


         4. To consider and vote upon ratification of the selection of Jones, Jensen & Company, as the Company's independent auditor for the fiscal year ending May 31, 2000; and

         5. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.



         Stockholders who owned shares of our stock at the close of business on July 7, 1999, are entitled to attend and vote at the meeting. A complete list of these stockholders will be available at the Company's offices at 2133 South 9400 East, Suite 151, Salt Lake City, Utah, 84093, prior to the meeting.

         As a stockholder of the Company, you have the right to vote on certain matters affecting the Company. This proxy statement discusses the proposals you are voting on this year. Please read it carefully because it contains important information for you to consider when deciding how to vote. Your vote is important.


         In this proxy statement, we refer to Nugget Exploration, Inc. as the "Company." We also refer to this proxy statement, the proxy card and our 1999 annual report as the "Proxy Materials." The Board of Directors is sending Proxy Materials to you and all other stockholders on or about August 3, 1999. The Board is asking you to vote your shares by completing and returning the proxy card.


         The complete text of these proposals and the reasons the Company's directors have proposed their adoption are contained herein and I urge you to carefully study them. If you do not plan to attend the Annual Meeting, you are respectfully requested to sign, date, and return the accompanying Proxy promptly. A return envelope is enclosed for your convenience. This year, all stockholders may vote on the Internet. Simply follow the instructions on your proxy card.

         ONLY SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON JULY 7, 1999 (THE "RECORD DATE"), ARE ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING.


BY ORDER OF THE BOARD OF DIRECTORS
Tyson Schiff, President
Salt Lake City, Utah
Dated: July 30, 1999


PLEASE FILL IN, SIGN, DATE, AND RETURN THE ENCLOSED PROXY TO TAMMY GEHRING, 2133 EAST 9400 SOUTH, SUITE 151, SALT LAKE CITY, UTAH 84093, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                            NUGGET EXPLORATION, INC.
                         2133 South 9400 East, Suite 151
                           Salt Lake City, Utah, 84093

                                 PROXY STATEMENT


         This Proxy Statement is being furnished in connection with the solicitation of proxies on behalf of the board of directors of Nugget
Exploration, Inc., a Nevada corporation with principal offices at 2133 South 9400 East, Suite 151, Salt Lake City, Utah, 84093 (the "Company"). The proxies relate to the Company's Annual Meeting of shareholders to be held on August 16, 1999, and/or at any adjournment thereof (the "Annual Meeting"). The Company's telephone number is (801) 944-0701. Proxies properly executed and returned in a timely manner will be voted at the meeting in accordance with the directions set forth thereon. This Proxy Statement and form of proxy are expected to be mailed to shareholders on August 3, 1999.


                                VOTING SECURITIES

         Only shareholders of record at the close of business on July 7, 1999 ( the "Record Date"), are entitled to vote at the Annual Meeting. On the Record Date, the Company had issued and outstanding and entitled to vote 697,117 shares of Common Stock, par value $0.01 per share (the "Common Stock"). Holders of the Common Stock are entitled to one vote per share on all issues proposed at the Annual Meeting.


         The Company will bear the cost of soliciting proxies. The Company is utilizing the services of ADP Services in conducting the Annual Meeting, including the solicitation of record owners and the mailing of the proxies. ADP will be compensated for these services pursuant to its normal compensation schedule.

         When proxies are returned to the Company properly executed and not revoked, the shares represented thereby will be voted at the Annual Meeting and/or any adjournment thereof. If the proxy is signed with preferences indicated, the shares represented thereby will be voted accordingly. Proxies that are signed by shareholders but lack any such specification will be voted in favor of the proposals set forth in the Notice of Meeting by a representative of the Company. The Company does not know of any other matters which will be presented for action at the Annual Meeting. However, the Company's proxy holder shall vote on and act with respect to any other proposal which may be properly presented in accordance with his best judgment. A stockholder submitting a proxy may revoke it at any time before it is voted at the Annual Meeting by executing a proxy bearing a later date or by written revocation addressed to the Corporate Secretary, addressed to Nugget Exploration, Inc., 2133 South 9400 East, Suite 151, Salt Lake City, Utah, 84093, telephone number (801) 944-0701. A shareholder who attends the Annual Meeting may also revoke a previously executed proxy by voting a ballot at the Annual Meeting. The Board of Directors recommends a vote FOR all the proposals discussed in this Proxy Statement.


         The Common Stock will vote as one class on all proposals. Holders of a majority of Common Stock outstanding on the record date must be represented in person or by proxy at the Annual Meeting to constitute a quorum for conducting business. Any shares which abstain from voting will be counted for the purpose of obtaining a quorum but will not be counted in calculating the votes for the proposals. Broker non-votes will not be counted either for purposes of determining a quorum or in calculating the vote on any proposal. All Proposals discussed herein shall be adopted or ratified upon receipt of the affirmative vote of a majority of the votes cast at the Annual Meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


         The following table sets forth, as of July 23, 1999, certain information with respect to each person or group known by the Company to beneficially own more than 5% of the issued and outstanding shares of Common Stock, each executive officer and director individually and all officers and directors as a group. To the best of Company's knowledge, unless otherwise indicated, each holder has sole voting and investment power over the shares indicated as beneficially owned by such person.

         All information contained in the Proxy Statement relating to the security holders of directors and officers of the Company is based upon information received from such directors and officers and from the Company's transfer agent, American Securities Transfer, Inc.


                       Name and Address of                  Amount of         Percent of
                       Beneficial Owner                     Beneficial        Class
                                                                              Ownership
- --------------         -------------------------------      -----------       ---------
Common Stock           Ken Kurtz                            348,709(1)        50.02%
                       2133 East 9400 South, Suite 151
                       Salt Lake City, Utah 84093


Common Stock           First Avenue Ltd.                    139,709           21.3%
                       2133 East 9400 South, Suite 151
                       Salt Lake City, Utah 84093

                       Executive Officers and Directors
- --------------         -------------------------------      -----------       ---------

Common Stock           Tyson Schiff                               0              0
                       2133 East 9400 South, Suite 151
                       Salt Lake City, Utah 84093


Common Stock           Marianne Brady                             0              0
                       2133 East 9400 South, Suite 151
                       Salt Lake City, Utah 84093


Common Stock           Brian Ortega                               0              0
                       2133 East 9400 South, Suite 151
                       Salt Lake City, Utah 84093



Common Stock           Executive Officers and Directors
                       as a Group                                 0              0


(1) Includes 139,709 shares owned by First Avenue Ltd., which is wholly owned by Kurtz, and 9,000 shares held in a retirement account of Kurtz.

                  PROPOSAL NO. 1: ELECTION OF NEW BOARD MEMBERS



The Company's Articles of Incorporation provide that the Board of Directors shall consist of no less than three (3) and no more than seven (7) members. Three directors will be elected at the Annual Meeting and each director elected will hold office until the next Annual meeting of shareholders. The affirmative vote of a majority of the votes cast by shareholders entitled to vote on this Proposal is necessary to elect each director. Shareholders are not entitled to cumulate their votes for the election of directors.


Each of the nominees listed below is currently serving as a director of the Company. The Articles of Incorporation provide that each director serve until a successor is elected.


                                  Tyson Schiff
                                 Marianne Brady
                                  Brian Ortega

For  additional   information   regarding  the  current   directors  please  see
"Directors,  Executive Officers,  Promoters and Control Persons; Compliance with
Section 16(a) of the Exchange Act" of Appendix I herein.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.



        PROPOSAL NO. 2: RATIFICATION OF RESCISSION OF PURCHASE AGREEMENT




On December 9, 1998, the Company executed a Purchase and Sale Agreement (the "Purchase Agreement") with Imaging Management Associates, Inc., a Colorado corporation engaged in the business of operating diagnostic imaging centers ("IMAI"). Pursuant to the Purchase Agreement, the Company was to acquire two diagnostic imaging centers (the "Imaging Centers"), subject to its review and independent approval of the audited financial statements of IMAI's operations. IMAI has notified the Company that it will not be providing audited financial statements to the Company and any such audited statements will materially differ from the unaudited financial statements IMAI had given to the Company during negotiations which IMAI thought were representative of its operations. Because the financial status of IMAI is unknown, the Company believes rescinding the Purchase Agreement is the safest action the Company can take. On May 10, 1999, IMAI and the Company signed a Rescission of Agreements and Release of Claims regarding the Purchase Agreement, which is attached hereto and incorporated herein by reference. Additionally, IMAI has agreed that rescission is the best action for it to take. For additional information please see "Description of Business and Related Information" of Appendix I herein.

Although it is not required to do so, the Board of Directors wishes to submit the Purchase Agreement's rescission to the shareholders for ratification. Approval of this Proposal requires the affirmative vote of a majority of the votes cast by shareholders entitled to vote on this Proposal. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE RECISSION OF THE PURCHASE AGREEMENT. If the rescission of the Purchase Agreement is not ratified, the Board of Directors will reconsider its decision.

                PROPOSAL NO. 3: INCREASE IN THE NUMBER OF SHARES
                     OF COMMON STOCK AUTHORIZED FOR ISSUANCE



The Company currently has approximately 4.3 million shares of Common Stock authorized but unissued and approximately 700,000 shares of Common Stock issued and outstanding. The Board of Directors has proposed an increase in the number of authorized Common Stock to provide the Company with greater latitude with which to entice a merger or acquisition candidate. Such an increase will also ensure that the Company will have shares available for future issuances of Common Stock for various corporate purposes, including, but not limited to, the discharge of liabilities, payment to consultants, acquisitions of other businesses and financing.

The Board of Directors recommends approval of this proposed amendment to the Company's Articles of Incorporation, which would increase the number of shares of Common Stock authorized for issuance from 5,000,000 to 25,000,000 and make an additional 20,000,000 shares of the Company's Common Stock available for issuance by the Company.

The Board of Directors has determined that the proposed amendment to the Articles of Incorporation is in the best interests of the Company and its shareholders. Approval of this Proposal requires the affirmative vote of a majority of the votes cast by shareholders entitled to vote on this Proposal. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE.



                PROPOSAL NO. 4: SELECTION OF INDEPENDENT AUDITORS


The Company has been exempt from the required filings of audited financial statements pursuant to Rule 311 of Regulation S-X. For over 10 years, the Company filed unaudited financial statements.


Jones, Jensen & Company has audited the Company's financial statements from the years May 31, 1984 through May 31, 1999. The Company's Board of Directors have appointed Jones, Jensen & Company to audit the Company's consolidated financial statements for the fiscal year ending May 31, 2000.

The Company expects a representative of Jones, Jensen & Company, to attend the Annual Meeting and be capable of making a statement or responding to appropriate questions.



Although it is not required to do so, the Board of Directors wishes to submit the selection of Jones, Jensen & Company, to the shareholders for ratification. Approval of this Proposal requires the affirmative vote of a majority of the votes cast by shareholders entitled to vote on this Proposal. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF JONES, JENSEN & COMPANY, AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MAY 31, 2000. If the selection of Jones, Jensen & Company, is not ratified, the Board of Directors will reconsider its selection.

                SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING


Shareholder proposals to be presented in the Proxy Materials relating to the next annual meeting of shareholders must be delivered to the Corporate Secretary at the Company's offices at 2133 South 9400 East, Suite 151, Salt Lake City, Utah, 84093, on or before May 31, 2000.


                                  OTHER MATTERS

The Company does not know of any matters that will be considered at the Annual Meeting other than the proposals described in this Proxy Statement. However, if any other matters properly come before the Annual Meeting, or any of its adjournments, the proxy holder intends to vote the shares represented by the proxies according to his best judgment.


In order to assure the presence of the necessary quorum, please date, sign, and promptly return the enclosed proxy in the envelope provided. No postage is required if mailed in the United States. The signing of a proxy does not prevent you from attending the meeting and voting your shares in person.


                                            By order of the Board of Directors,


                                             /s/ Tyson Schiff
                                             Tyson Schiff, President
                                             Salt Lake City, Utah
                                             July 30, 1999

                                      PROXY


ANNUAL MEETING OF THE SHAREHOLDERS OF NUGGET EXPLORATION, INC., AUGUST 16, 1999. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Tyson Schiff, President of Nugget Exploration, Inc. (The Company"), proxy, with full power of substitution, to vote, as directed below, the shares of Common Stock of the Company which the undersigned is entitled to vote at the annual meeting of shareholders to be held on Monday, August 16, 1999 at 9:30 a.m. at the Sandy County Library located at 10100 Petunia Way, Sandy, Utah 84092, or any adjournment(s) thereof (the "Annual Meeting").


This proxy, when properly executed and returned to the Company as provided below, will be voted in the manner directed by the undersigned shareholder. If no direction is given, the proxy holder will vote the shares represented by this proxy FOR all proposals. The Board of Directors recommends voting FOR all proposals.

1.  To elect the Board of Directors;
                  FOR [___]        AGAINST [___]      ABSTAIN [___]

2. To ratify the recission of the Purchase and Sale Agreement (the "Purchase Agreement") executed by and between the Company and Imaging Management Associates, Inc. on December 9, 1998 and rescinded by the board of directors on May 10, 1999;
                  FOR [___]        AGAINST [___]      ABSTAIN [___]

3.To increase the authorized number of shares of Common Stock to 25 million;
                  FOR [___]        AGAINST [___]      ABSTAIN [___]


4. To consider and vote upon ratification of the selection of Jones, Jensen and Company, Salt Lake City, Utah, as the Company's independent auditors for the fiscal year ending May 31, 2000; and
                  FOR [___]        AGAINST [___]      ABSTAIN [___]

5. The Company does not know of any matters that will be considered at the Special Meeting other than the proposals described above. However, if any other matters should properly come before the Special Meeting, Tyson Schiff or his substitute intends to vote the shares represented by the proxies according to his or her best judgment.
                  FOR [___]        AGAINST [___]      ABSTAIN [___]


================================================================================

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON YOUR CERTIFICATE(S). WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. IF YOUR SHARES ARE HELD AT A BROKERAGE HOUSE, PLEASE INDICATE IN THE SPACE PROVIDED THE NAME OF THE BROKERAGE HOUSE AND THE NUMBER OF SHARES HELD.
================================================================================

Date:____________

_____________________________________           ________________________________
Name of Brokerage/Clearing House                Number of Shares Held

_____________________________________           ________________________________
Signature                                       Signature (if held Jointly)

_____________________________________           ________________________________
Print Name                                      Print Name

================================================================================

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY TO THE COMPANY IN THE ENVELOPE ENCLOSED. NO STAMP IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
================================================================================


                                   APPENDIX I


                              TO PROXY STATEMENT OF
                             NUGGET EXPLORATION INC.

                   ANNUAL REPORT AS REQUIRED BY RULE 14A-3(B)
                     OF THE EXCHANGE ACT OF 1934, AS AMENDED

                         MANAGEMENT'S PLAN OF OPERATION

As used herein, the term "Company" refers to Nugget Exploration Inc., a Nevada corporation, and its subsidiaries and predecessors, unless the context indicates otherwise. The Company was originally incorporated in Nevada on July 24, 1980, under the name of Western Exploration and Mining Company to engage in the business of locating, acquiring, testing, exploring and mining precious metals including gold, silver, uranium and other mineral properties. On February 5, 1981, the Company amended its Articles of Incorporation to change its name to Nugget Exploration, Inc.


In connection with its original business objective, on November 19, 1980, the Company acquired sixteen patented mining claims covering 1280 acres in the Atlantic City-South Pass Mining district and nineteen patented mining claims covering 400 acres in the Lewiston Mining District, Fremont County, Wyoming (together referred to as the "Wyoming Property"). No mining activity occurred on the property for several years because the Company has been inadequately funded and various environmental groups had opposed future mining related activities on the property.

As the Company's merger with IMAI has been rescinded, which is more fully discussed below, the Company's current business plan has reverted to attempt to merge with a privately owned entity whose operations can provide the Company with a basis for profitably, and the settlement of its debts. The Company does not currently produce any goods or provide any services, nor does the Company have any full or part time employees, aside from its officers and directors. While the Company has limited assets and resources to support itself, Park Street Investments, Inc., a Utah corporation ("Park Street"), has agreed to pay, pursuant to its Agreement as described below, the Company's costs and support the Company's administrative needs until it is able to combine with another entity.

Park Street and the Company executed a Financial Consulting Agreement on March 5, 1998, (the "Agreement"), whereby Park Street agreed to assist in restructuring the Company's capitalization and finding a suitable merger or business combination. Park Street is 100% owned by Ken Kurtz. The Agreement was filed with the Securities and Exchange Commission ("Commission") on Form 8-K dated June 22, 1998 and is incorporated herein by reference. For more information, see "Certain Relationships and Related Transactions" herein.


On November 30, 1998, the Company and Ken W. Kurtz ("Kurtz") entered a Consulting Agreement ("November Consulting Agreement") whereby Kurtz agreed to assist the Company by preparing employment agreements, contracts and other filings required by the Commission as well as all other necessary State and Federal regulatory bodies, locating independent auditor and attorney for the Company. For more information on this, see the Company's Form 10-QSB for the quarter ended February 28, 1998.


As of the date of this filing, no merger or acquisition has been effected. The Company has not realized any cash inflow/or revenue for many years. The Company hopes that engaging in a business combination with a private organization will provide the Company with revenue from operations. Since the Company no longer has any significant assets, any business combination that the Company ultimately effects will almost certainly involve the issuance of the Company's common stock, par value $0.01 ("Common Stock"). Such an exchange of Common Stock will likely substantially dilute the existing ownership position of the Company's current shareholders. If the Company effects a business combination of this type, it may attempt to raise capital or obtain additional employees, as needed by the acquired entity.



APPENDIX I TO PROXY STATEMENT OF NUGGET EXPLORATION, INC.
- --------------------------------------------------------

                 DESCRIPTION OF BUSINESS AND RELATED INFORMATION

Park Street located a merger candidate and assisted in the execution of a December 9, 1998 Purchase and Sale Agreement (the "Purchase Agreement") by and between the Company and Imaging Management Associates, Inc., a Colorado corporation engaged in the business of operating diagnostic imaging centers ("IMAI").


IMAI RESCISSION
On December 9, 1998, the Company executed a Purchase and Sale Agreement (the "Purchase Agreement") with Imaging Management Associates, Inc., a Colorado corporation engaged in the business of operating diagnostic imaging centers ("IMAI"). Pursuant to the Purchase Agreement, the Company was to acquire two diagnostic imaging centers (the "Imaging Centers") subject to its review and independent approval of the audited financial statements of IMAI's operations. Approval was contingent upon IMAI's audited financial statements being substantially similar to the unaudited financial statements which they provided to the Company in the early stages of negotiation. The transaction was structured as an asset purchase whereby the Company was to acquire all the assets related to and constituting the Imaging Centers and assume certain liabilities as described in the Purchase Agreement.

In exchange for the Imaging Centers, the Company was to issue IMAI 1,250,000 shares of the Company's common stock, $.01 par value. In connection with its expected acquisition of the Imaging Centers, the Company tentatively entered into an Employment Agreement with Dr. Leonard Vernon who agreed to serve as President of the Company and receive compensation of $200,000 per year until December 31,1999 and $300,000 per year from January 1, 2000 until December 31, 2002. Dr. Vernon was also to receive an annual cash bonus equal to 1.5% of the amount of the Company's post tax profits over $1,000,000 subject to certain conditions and a car allowance of $500 per month. The Company also granted Dr. Vernon an option to purchase 3,000,000 shares of Common Stock for $0.155 per share. Dr. Vernon exercised the option in exchange for a promissory note and a stock pledge agreement.

The 1,250,000 shares, constituting consideration for the Purchase and Sale Agreement, and the 3,000,000 shares, to be received upon exercise of an option in the Employment Agreement, were authorized and issued by the Company's board of directors. However, both share blocks have at all times remained in the possession of the Company's board subject to completion of the IMAI acquisition, which was rescinded on May 10, 1999.

IMAI notified the Company that it would not be providing audited financial statements to the Company, partially because any such audited statements would materially differ from the unaudited financial statements IMAI thought were representative of its operations. Pursuant to a Rescission of Agreements and Release of Claims dated May 10, 1999, which was filed with the Company's
February 28, 1999 Form 10-QSB and is incorporated herein by reference ("Rescission and Release"), both the Purchase Agreement and the Employment Agreement were terminated and rescinded ab initio, as was Dr. Vernon's stock option and corresponding Promissory Note and Stock Pledge Agreement. In accordance with the Rescission and Release, the Company, IMAI and Vernon agreed to effect the return and cancellation of any and all consideration related thereto and hold one another harmless and indemnify one another with respect to the obligations stemming from the Purchase and Sale Agreement, the Employment Agreement, Promissory Note, and Stock Pledge Agreement.



APPENDIX I TO PROXY STATEMENT OF NUGGET EXPLORATION, INC.
- --------------------------------------------------------

In conjunction with the IMAI acquisition, the Company entered into different consulting agreements with Ken Kurtz and Matthew Dwyer. Dwyer agreed to render services as a management consultant, strategic planner and advisor with respect to the medical imaging services business, whereas Kurtz was to prepare employment agreements, contracts and other filings required by the Commission, satisfy all other necessary state and Federal regulatory bodies, and locate an independent auditor and attorney for the Company. See "Certain Relationships and Related Transactions" below for more information on these agreements and Kurtz and Dwyer.

BUSINESS OF ISSUER
Through its Financial Consulting Agreement with Park Street, the Company receives the services necessary to maintain its nominal operations which are primarily focused on (i) a business combination with a private entity that can provide the Company with a basis for successful operations and (ii) the settlement of debts that the Company has accrued. As of the date of this report, the Company reported a stockholders' deficit of nearly $2 million. After the sale of the Wyoming property, the Company has virtually no assets.

REAL ESTATE HOLDINGS
The Company owned certain real property located in Fremont County, Wyoming, and buildings and mining equipment located on such property for many years (all such real and personal property shall hereinafter be referred to as the "Wyoming Property"). For more information and a legal description of the Wyoming Property, see the Company's February 28, 1999 Form 10-QSB, which is incorporated herein by reference. The Company had been unable to obtain the necessary funds to proceed with any exploration and mining activities on the Wyoming Property to a level that would produce revenues and profits for the Company. The Company had previously experienced opposition from various environmental groups regarding future mining related activities on the Wyoming Property. As a result, the Wyoming Property has not had any mining related activity for an extended period of time and the Company did not anticipate engaging in any mining related activities in the future.

The Company executed a Contract to Purchase Mining Property on November 18, 1998 ("Property Contract"), to sell the Wyoming Property to ORA Management, L.L.C. (the "Buyer"), for Seven Hundred Thousand Dollars ($700,000). Pursuant to the Property Contract, which was approved by the Board of Directors and the holders of a majority of the outstanding shares, the Buyer purchased the property, subject to all liens and encumbrances, together with all equipment, houses and other material, excluding any personal property belonging to the caretaker. The Property Contract included, without limitation, the minerals, mining rights and other rights in the land as particularly described in a deed from Timbabah Mining Company to the Company recorded July 13, 1981 in Book 162, Page 741 of Deeds in the Office of the County Recorder of Fremont County, Wyoming. The Property Contract did not include the surface grazing right which was granted to Willowbrook Ranch Company by Timbabah Mining Company pursuant to an Order issued by the District Court of Fremont County, Wyoming, Ninth Judicial District, Civil Action Number 26862.

On February 15, 1999, the Company and Buyer executed an Extension of Contract to Purchase Mining Property. Pursuant to this extension, the closing date was extended to April 30, 1999 in exchange for an additional cash down payment of Ten Thousand Dollars ($10,000). All other terms and conditions of the Contract to Purchase Mining Property remained the same. On April 23, 1999, the Company and Buyer executed a Second Extension of Contract to Purchase Mining Property. Pursuant to this second extension, the closing date was extended to May 24, 1999, in exchange for an additional cash down payment in the amount of Four Hundred Fifty Thousand Dollars ($450,000) to be deposited in an escrow account. One Hundred Thousand Dollars ($100,000) of this deposit was non-refundable. The Thirty Five Thousand Dollars ($35,000) in down payment already deposited in the escrow account was also made non-refundable. These deposits accrued to the final purchase price of Seven Hundred Thousand Dollars ($700,000) which was paid at the time of closing on May 24, 1999.



APPENDIX I TO PROXY STATEMENT OF NUGGET EXPLORATION, INC.
- --------------------------------------------------------

On May 24, 1999, the Company received the purchase price of $700,000, of which $648,810.82 constituted net proceeds to the Company. The Company agreed with six of its largest creditors to exchange these net proceeds in varying proportions for the release and satisfaction of claims against the Company totaling $2,032,433. The Company's Board of Directors has unanimously agreed to this sale of the Wyoming Property and the settlement of such claims with the sale proceeds. Such proceeds were in fact transferred to such creditors pursuant to five Satisfaction and Releases, which, along with the Property Contract and its two extensions, were filed with the Commission on the Company's Form 10-QSB for the quarter ended February 28, 1999, which the Company hereby undertakes to provide to every shareholder who requests such in writing from the Company. Such requests should be forwarded to the Company at 2133 East 9400 South, Suite 151, Salt Lake City, Utah 84093.



                              FINANCIAL STATEMENTS


Please see Pages F-1 through F-13 which follow this Annual Report.



                CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON
                       ACCOUNTING AND FINANCIAL DISCLOSURE


The Company has been exempt from the required filings of audited financial statements pursuant to Rule 3-11 of Regulation S-X. For over 10 years, the Company filed unaudited financial statements. On July 27, 1998, the Board of Directors appointed Jones, Jensen & Company to conduct an audit of the Company's financial statements from the years May 31, 1984 through May 31, 1999. Prior to the audit of Jones, Jensen & Company, the Company had never had its financial statements audited.



          DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS;
                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

On October 7, 1998, the board of directors of the Company, consisting of Mary MacGuire and Dolores MacQueen, appointed Tyson Schiff, a Utah resident, to fill the vacancy on the Company's board of directors. Mr. Schiff was also appointed as the Company's Secretary and Treasurer. Subsequent to this appointment but on the same date, Ms. MacQueen resigned from her position as a director of the Company and as Secretary and Treasurer. Immediately after the resignation of Ms. MacQueen, but on the same date, the remaining directors, consisting of Mary MacGuire and Tyson Schiff, appointed Richard E. Houraney, a Florida resident, to fill the vacancy on the Company's board of directors. Mr. Houraney was also appointed as the Company's Vice President. Ms. MacGuire, Mr. Schiff and Mr. Houraney were appointed to serve as the Company's officers and directors until the earlier of their resignation, removal or death, or until the next meeting of the Company's shareholders.


On November 30, 1998, the board of directors of Nugget Exploration, Inc. (the "Company") consisting of Mary MacGuire, Tyson Schiff and Richard E. Houraney, appointed Mr. Brian Ortega to the Company's board of directors. On the same date as the appointment of Mr. Ortega, the board of directors appointed Tyson Schiff as the Company's President. Immediately after these appointments, but on the same date, Ms. Mary MacGuire resigned from her position as a director of the Company and as President of the Company. Ms. MacGuire did not wish to participate in the Company's decisions with regards to any reorganization, merger, acquisition or recapitalization, but still sought to assist the Company liquidate its existing assets and settle certain of its debts.


Richard Houraney resigned as a director and vice president of the Company on June 9, 1999 at a special meeting of the board of directors called to address the Company's 1999 Annual Meeting of shareholders. The remaining directors appointed Marianne Brady to serve as Mr. Houraney's replacement until the 1999 Annual Meeting.

APPENDIX I TO PROXY STATEMENT OF NUGGET EXPLORATION, INC.
- --------------------------------------------------------

Directors, Executive Officers and Control Persons


Name                      Age      Position(s) and Office(s)

Tyson Schiff              27       President, Secretary, Treasurer  and Director

Brian Ortega              26       Director

Marianne Brady            23       Director

Ken Kurtz                 31       Control Person


Tyson Schiff is currently serving as an account specialist at Culver Staffing Resource in Salt Lake City, Utah, where he has been employed since April 1997. Prior to this, Mr. Schiff worked for a consulting firm in Salt Lake City, Utah, specializing in mergers and acquisitions of small public and private companies. Mr. Schiff earned his Bachelors of Science degree in Business Management from the University of Utah in 1995. Mr. Schiff is not currently, nor has he been in the past, an officer or director of any other reporting issuer.


Brian Ortega is currently serving as an account specialist at Culver Staffing Resource in Salt Lake City, Utah, where he has been employed since December 1997. Prior to this, Mr. Ortega was employed as an account manager for Matrixx Marketing which is a Salt Lake City based telemarketing and fulfillment center for approximately seven years. Mr. Ortega earned his Associates Degree in Business Management from the Salt Lake Community College in Salt Lake City, Utah. Mr. Ortega is not currently, nor has he been in the past, an officer or director of any other reporting issuer.


Marianne Brady is currently serving as an account manager for Culver Staffing Resource in Salt Lake City, Utah, since April 1998. Prior to this, Ms. Brady worked at Utah Valley Medical Center as a registration intake representative. Ms. Brady earned her associates degree in Marketing from Utah Valley State College. Ms. Brady is not currently, nor has she been in the past, an officer or director of any other reporting issuer.


Ken Kurtz, has never been named as an officer or director of the Company. He is a control person based upon his significant influence and "control" (as defined in Rule 12b-2 of the Securities Exchange Act of 1934) over the affairs of the Company as a result of his indirect ownership of more than 50% of the Company's outstanding Common Stock. See "Certain Relationships and Related Transactions" herein for more information on Mr. Kurtz, First Avenue, Ltd, and Park Street. Mr. Kurtz has over twelve years experience in the securities industry. Over the past five years, most of his activities have been involved in consulting with public and private companies on mergers, recapitalizations and other reorganizations. Additionally, Mr. Kurtz has served on the board of directors and as an officer of several publicly held companies, including Hamilton Exploration Co., Inc. Currently, Mr. Kurtz holds no other directorships with other reporting companies.

Section 16(a) Beneficial Ownership Reporting Compliance

None of the Company's directors have ever owned shares of the Company's Common Stock. However, the Company's current directors did not timely file required Forms 3, between the time of their respective appointments until July 13, 1999.

Based solely upon the Company's review of Forms 3, 4 and 5 and amendments thereto furnished to the registrant under Rule 16a-3(a) during the fiscal year preceding the filing of this Form 10-KSB, the Company is not aware of any other person who was a director, officer, or beneficial owner of more than ten percent of the Company's Common Stock and who failed to file reports required by Section 16(a) of the Securities Exchange Act of 1934 in a timely manner.



APPENDIX I TO PROXY STATEMENT OF NUGGET EXPLORATION, INC.
- --------------------------------------------------------

                             Executive Compensation


No compensation in excess of $100,000 was awarded to, earned by, or paid to any executive officer or director of the Company during the years ended May 31, 1999, 1998 or 1997. The following tables describe the compensation of the persons who have served as the Company's president for the last three fiscal years and the first six months of the current fiscal year.
                           SUMMARY COMPENSATION TABLES

                                                 Annual Compensation
     --------------------------------------------------------------------------------------------------------------
     Name and                                                                            Other Annual Compensation
     Principal Position              Year           Salary ($)         Bonus ($)                     ($)
     --------------------------      -----          ----------         ---------         --------------------------
     Tyson Schiff, President          1999                 -0-              $500(1)                   -0-

     Mary C. MacQueen, President      1998                 -0-                -0-                     -0-

     John W. MacGuire, President      1997                 -0-                -0-                     -0-



                                                             Long Term Compensation
                                         --------------------------------------------------------
                                                         Awards                          Payouts
                                         ------------------------------------------      --------
                                                                                          LTIP       All Other
 Name and Principal                      Ristricted Stock     Securities Underlying      Payouts     Compensation
 Position                        Year       Award(s)($)       Options/SARs(#)              ($)             ($)
- -------------------              -----   ------------------   ---------------------      --------    -------------
 Tyson Schiff,                   1999           -0-                    -0-                 -0-            -0-
 President

 Mary C. MacQueen,               1998           -0-                    -0-                 -0-            -0-
 President

 John W. MacGuire,               1997           -0-                    -0-                 -0-            -0-
 President

         (1) In October 1998, Tyson Schiff received a $500 bonus for serving as the Company's president and director since July 1996, and for agreeing to continue to serve as a director and the president of the Company.



APPENDIX I TO PROXY STATEMENT OF NUGGET EXPLORATION, INC.
- --------------------------------------------------------

            MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

The  Common  Stock  of  the  Company  is  currently   traded  through  the  NASD
Over-the-Counter Bulletin Board ("OTCBB") under the symbol NUGT, although very limited trading has occurred over the past several years.


The table set forth below lists the range of high and low bids of the Company's Common Stock for each quarter over the last two fiscal years ended May 31, 1999 and 1998. The prices in the table reflect inter-dealer prices, without retail markup, markdown or commission and may not represent actual transactions.

Calendar Year              Quarter          High              Low

1998                       First            $0.02             $0.005
                           Second           $0.02             $0.005
                           Third            $0.02             $0.001
                           Fourth           $0.02             $0.005

1999                       First            $0.02             $0.001
                           Second           $6.00             $0.062
                           Third            $7.00             $0.062
                           Fourth           $6.50             $0.062

As of July 20, 1999, there were approximately 616 holders of record of the Company's Common Stock. The Company has not declared any cash dividends for the last two fiscal years. The Company does not anticipate declaring any cash dividends in the near future. There are no restrictions that limit the Company's ability to pay dividends, other than those generally imposed by applicable state law. The future payment of dividends, if any, on the Common Stock is within the discretion of the board of directors and will depend on the Company's earnings, capital requirements, financial condition, and other relevant factors. The Company does not anticipate the payment of future dividends.

On October 21, 1998, the National Association of Securities Dealers, Inc. ("NASDAQ") stock permitted trading of the Company's shares on the basis of the reverse split of the Company's outstanding common stock in the amount of 1-for-310 and a reduction in the Company's class of authorized common stock to 5,000,000 shares. The par value did not change for $0.01 per share.

REVERSE STOCK SPLITS
The Company's Board of Directors and the holders of a majority of the outstanding common stock approved a reverse split on October 7, 1998, effective October 19,1998, whereby each 310 shares was converted into one share and all fractional shares were rounded up. The board of directors authorized the stock split because they believed that the number of issued and outstanding shares of common stock was disproportionately large given the Corporation's absence of revenue, net income and net worth. Immediately after the reverse split, the Company had approximately 97,177 total shares of its $0.01 common stock issued and outstanding.

Simultaneous with the 1-for-310 reverse stock split of the outstanding shares of Common Stock, on October 7, 1998, the holders of a majority of the then outstanding Common Stock and all of the Board of Directors 1-for-10 reverse stock split of the number of shares of Common Stock authorized for issuance. Pursuant to this reverse stock split, the number of shares of Common Stock authorized for issuance decreased from 50,000,000 to 5,000,000, although the total capitalization of the Company and the intrinsic value of each shareholders' investment did not change significantly when the reverse stock split took effect.


APPENDIX I TO PROXY STATEMENT OF NUGGET EXPLORATION, INC.
- --------------------------------------------------------

Shareholders should be aware that as a general rule stock combinations and reverse splits do not increase or decrease the intrinsic value of a stockholder's investment. Except for holders of a small number of shares who receive a full share in exchange for a fractional share, the number of shares resulting from a reverse split generally leaves shareholders with approximately the same proportionate ownership as before the reverse split. However, when the authorized number of shares are not split, or are split in a smaller ratio than outstanding shares are split, existing shareholders own a smaller percentage of the total number of shares which can be issued. This results in the Company having the ability to issue relatively more shares than prior to the splits, and therefore possibly dilute the ownership of existing shareholders in a manner greater than existed prior to the split.


The reverse stock split may leave shareholders with one or more "odd lots" of the Common Stock, i.e. stock in amounts of less than 100 shares. These shares may be more difficult to sell than shares in lots of 100 because the commission on such sales may be greater than the proceeds.

The Company believes that shareholders will generally not realize any gain or loss for federal income tax purposes as a result of the reverse stock split. However, shareholders should consult their personal tax advisors regarding the tax effect, including the effect under state tax laws, of the reverse stock split.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


Several outstanding debts were discharged with the proceeds received from the sale of the Company's Wyoming Property. See "Description of Business & Related Information - Real Estate Holdings" above for more information on the Wyoming Property. Some of the debts settled were owed to the Company's former president, Mary MacGuire, and to its former corporate secretary, Dolores MacQueen. A total of $2,032,433 of debt was settled in exchange for the $648,810.82 of net proceeds realized from the sale of the Wyoming Property. Such debts were settled in varying proportions pursuant to five Satisfaction and Releases, which were attached hereto as Exhibits 10(vi) through 10(x) to the Company's Form 10-QSB for the quarter ended February 28, 1999.

Ken W. Kurtz

Ken Kurtz indirectly owns more than 50% of the Company's outstanding Common Stock based on his personal stock ownership and his control of two entities. Personally, Kurtz owns approximately 200,000 shares, which were received pursuant to a November 30, 1998 consulting agreement with the Company ("November Consulting Agreement") whereby Kurtz agreed to assist the Company in preparing employment agreements, contracts and other filings required by the Commission as well as all other necessary State and Federal regulatory bodies, locating independent auditor and attorney for the Company. Kurtz received Four Hundred Thousand (400,000) shares of Client's common stock in exchange for such services, which shares were registered on a Form S-8 registration statement.

On June 22, 1998, and in consideration for the assistance of Park Street and a cash infusion to the Company by Park Street of $15,100, the Company issued 15,100,000 restricted shares of common stock (the "Shares") to a designee of Park Street -- First Avenue, Ltd., a limited partnership organized under the laws of the State of Utah. Ken Kurtz, being a general partner of First Avenue, Ltd. and the president of Park Street, indirectly controls the shares. The October 7, 1998 stock split reduced this quantity to First Avenue's current ownership of 48,709 shares. See "Market for Common Equity & Related Shareholder Matters" for more information on the reverse stock split.

According to a Financial Consulting Agreement between Company and Park Street Investments, Inc. executed on March 5, 1998 ("March Consulting Agreement"), Park Street has also agreed to assist the Company with its administration and recapitalization. Park Street also agreed to actively pursue and negotiate a merger or business combination with a third party on behalf of the Company. Park Street is responsible for the costs associated with these responsibilities until the Company effects a business combination with another entity. If a merger or business combination is achieved, the Company anticipates having such third party take over full operation and responsibility of the Company.



APPENDIX I TO PROXY STATEMENT OF NUGGET EXPLORATION, INC.
- --------------------------------------------------------

Also according to the March Consulting Agreement, Park Street shall be entitled to as much as 15% of the total issued and outstanding shares of the Company after a business combination. Park Street shall also be entitled to any cash consideration that it can negotiate from a potential business entity. However, because the exact number of shares which will be outstanding after an as of yet unidentified business combination is currently unknown and because the exact percentage of ownership that Park Street may receive will be subject to negotiations between the Company, Park Street, and the potential target Company, the actual number of shares to be owned by Park Street may be modified by mutual agreement by the parties involved. Moreover, the amount of cash that Park Street may receive is also subject to negotiation and is currently unknown. In no event, shall Park Street's ownership percentage exceed more than 15% of the total outstanding shares of the Company after a business combination.

Matthew Dwyer

The Company and Matthew P. Dwyer entered a Consulting Agreement on November 30, 1998, which provided for Dwyer's services as a management consultant, strategic planner and advisor with respect to the medical imaging services business, which the Company temporarily entered when it executed the Purchase Agreement with IMAI. Pursuant to this contract, Dwyer was issued 200,000 shares of the Company's Common Stock and was to receive options to purchase of One Million shares of the Common Stock exercisable as follows: 250,000 shares exercisable at $0.50, 250,000 shares exercisable at $1.00, 250,000 shares exercisable at $2.00 and 250,000 shares exercisable at 3.00. The Company issued the 200,000 shares to Dwyer and registered such shares on Form S-8 under the Securities Act of 1933, as amended, but ceased its involvement in the medical imaging industry prior to granting Dwyer any options. The Company believes neither Dwyer nor any party related to Dwyer hold any of the shares he was issued or any other shares of the Company's Common Stock.


UNDERTAKING REGARDING FORM 10-KSB

The Company hereby undertakes to provide without charge to each person solicited with this proxy statement, on the written request of any such person, a copy of its annual report on Form 10-KSB including the financial statements and the financial statement schedules, required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Act for the fiscal year ended May 31, 1999.

This written request should be addressed to the Company at its headquarters at 2133 East 9400 South, Suite 151, Salt Lake City, Utah 84093.


APPENDIX I TO PROXY STATEMENT OF NUGGET EXPLORATION, INC.
- --------------------------------------------------------

                                   APPENDIX II


                              TO PROXY STATEMENT OF
                             NUGGET EXPLORATION INC.


                          AUDITED FINANCIAL STATEMENTS
                              NUMBERED F-1 TO F-13




















APPENDIX II TO PROXY STATEMENT OF NUGGET EXPLORATION, INC.
- --------------------------------------------------------

                            NUGGET EXPLORATION, INC.
                          (A Development Stage Company)

                              FINANCIAL STATEMENTS

                              May 31, 1999 and 1998



















APPENDIX II TO PROXY STATEMENT OF NUGGET EXPLORATION, INC.
- --------------------------------------------------------

                                    CONTENTS


Independent Auditors' Report...................................................3

Balance Sheets.................................................................4

Statements of Operations.......................................................5

Statements of Stockholders' Equity (Deficit)...................................6

Statements of Cash Flows.......................................................8

Notes to the Financial Statements.............................................10

                          INDEPENDENT AUDITORS' REPORT



Board of Directors
Nugget Exploration, Inc.
(A Development Stage Company)
Casper, Wyoming



We have audited the accompanying balance sheets of Nugget Exploration, Inc. (a development stage company) as of May 31, 1999 and 1998, and the related statements of operations, stockholders' equity (deficit), and cash flows for the years ended May 31, 1999, 1998 and 1997 and from inception on July 24, 1980 through May 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nugget Exploration, Inc. (a development stage company) as of May 31, 1999 and 1998, and the results of its operations and its cash flows for the years ended May 31, 1999, 1998 and 1997 and from inception on July 24, 1980 through May 31, 1999 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company's recurring losses from operations and working capital deficit raise substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in Note
2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




Jones, Jensen & Company
Salt Lake City, Utah
July 21, 1999

The accompanying notes are an integral part of these financial statements.

                            NUGGET EXPLORATION, INC.
                          (A Development Stage Company)
                                 Balance Sheets


                                     ASSETS

                                                              May 31,
                                                        -------------------
                                                          1999       1998
                                                        --------   --------
CURRENT ASSETS

   Cash                                                 $  6,180   $  7,010
                                                        --------   --------

     Total Current Assets                                  6,180      7,010
                                                        --------   --------

OTHER ASSETS

   Patented lode mining claims held for sale (Note 4)       --      111,502
                                                        --------   --------

     Total Other Assets                                     --      111,502
                                                        --------   --------

     TOTAL ASSETS                                       $  6,180   $118,512
                                                        ========   ========


                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES

Accounts payable                              $   20,465   $  147,553
Accrued payroll - related party (Note 5)            --        651,389
Notes payable - related parties (Note 3)            --        624,642
Accrued interest - related parties (Note 3)         --        591,652
Notes payable (Note 6)                             7,380       29,714
Accrued interest (Note 6)                          8,702       27,635
                                              ----------   ----------

  Total Current Liabilities                       36,547    2,072,585
                                              ----------   ----------

  TOTAL LIABILITIES                               36,547    2,072,585
                                              ----------   ----------

STOCKHOLDERS' EQUITY (DEFICIT)

Common stock: 50,000,000 shares authorized of
 $0.01 par value; 697,117 and 48,407 shares issued
 and outstanding, respectively                             6,971            484
Additional paid-in capital                             3,536,930      3,342,317
Deficit accumulated during the development stage      (3,574,268)    (5,296,874)
                                                     -----------    -----------

  Total Stockholders' Equity (Deficit)                   (30,367)    (1,954,073)
                                                     -----------    -----------

  TOTAL LIABILITIES AND STOCKHOLDERS'
   EQUITY (DEFICIT)                                  $     6,180    $   118,512
                                                     ===========    ===========

The  accompanying  notes are an integral part of these financial statements.


                                   NUGGET EXPLORATION, INC.
                                (A Development Stage Company)
                                   Statements of Operations

                                                                                    From
                                                                                Inception on
                                               For the Years Ended                 July 24,
                                                     May 31,                     1980 Through
                                    -----------------------------------------       May 31,
                                        1999           1998           1997           1999
                                    -----------    -----------    -----------    -----------
REVENUES                            $      --      $      --      $      --      $      --
                                    -----------    -----------    -----------    -----------

EXPENSES                                250,304         78,524         78,967      5,547,178
                                    -----------    -----------    -----------    -----------

NET LOSS FROM OPERATIONS               (250,304)       (78,524)       (78,967)    (5,547,178)
                                    -----------    -----------    -----------    -----------

OTHER INCOME

   Gain on sale of asset (Note 4)       588,499           --             --          588,499
                                    -----------    -----------    -----------    -----------

     Total Other Income                 588,499           --             --          588,499
                                    -----------    -----------    -----------    -----------

NET INCOME (LOSS) BEFORE
 EXTRAORDINARY ITEM                     338,195        (78,524)       (78,967)    (4,958,679)
                                    -----------    -----------    -----------    -----------

EXTRAORDINARY ITEM (Note 7)

   Gain on extinguishment of debt     1,384,411           --             --        1,384,411
                                     -----------    -----------    -----------    -----------

     Total Extraordinary Item         1,384,411           --             --        1,384,411
                                    -----------    -----------    -----------    -----------

NET INCOME (LOSS)                   $ 1,722,606    $   (78,524)   $   (78,967)   $(3,574,268)
                                    -----------    -----------    -----------    -----------

BASIC INCOME (LOSS) PER
 SHARE OF COMMON STOCK

   Before extraordinary items       $      0.85    $    (1.62)    $     (1.63)
   Extraordinary items                     3.50            -               -
                                    -----------    -----------    -----------

     Basic Income (Loss) Per
      Share of Common Stock         $      4.35    $     (1.62)   $     (1.63)
                                    ===========    ===========    ===========

WEIGHTED AVERAGE NUMBER
 OF SHARES OUTSTANDING                  396,162         48,407         48,407
                                    ===========    ===========    ===========

The  accompanying  notes are an integral part of these financial statements.

                                   NUGGET EXPLORATION, INC.
                                (A Development Stage Company)
                         Statements of Stockholders' Equity (Deficit)

                                                                                    Deficit
                                                                                  Accumulated
                                                                   Additional      During the
                                            Common Stock            Paid-In       Development
                                        Shares        Amount        Capital          Stage
                                      ----------    ----------     -----------    -----------
At inception on July 24, 1980               --      $     --       $      --      $      --

Common stock issued for property
 at approximately $19.62 per share        10,452           104         204,940           --

Common stock issued for cash
 at approximately $30.33 per share         2,374            24          71,976

Common stock issued for cash
 at approximately $77.50 per share         9,677            97         749,903           --

Stock offering costs                        --            --           (18,854)          --

Common stock issued for cash
 at approximately $77.52 per share           258             3          19,997           --

Common stock issued for cash
 at approximately $96.68 per share        16,129           161       2,499,839           --

Stock offering costs                        --            --          (482,517)          --

Stock issued for property
 at approximately $96.68 per share         2,581            26         249,502           --

Warrant issued for cash                     --            --               100           --

Common stock issued for cash
 and services at approximately
 $43.41 per share                            645             6          27,994           --

Common stock issued for services
 at approximately$3.10 per share             323             3             997           --

Common stock issued for debt
 at approximately $3.10 per share          5,968            60          18,440           --

Net loss for the period from
 inception on July 24, 1980 to
 May 31, 1995                               --            --              --       (5,103,532)
                                      ----------    ----------     -----------    -----------

Balance, May 31, 1995                     48,407           484       3,342,317     (5,103,532)

Net loss for the year ended
 May 31, 1996                               --            --              --          (35,851)
                                      ----------    ----------     -----------    -----------

Balance, May 31, 1996                     48,407   $       484    $ 3,342,317    $(5,139,383)
                                      ----------    ----------     -----------    -----------


          The accompanying notes are an integral part of these financial statements.

                                   NUGGET EXPLORATION, INC.
                                (A Development Stage Company)
                         Statements of Stockholders' Equity (Deficit)

                                                                                    Deficit
                                                                                  Accumulated
                                                                   Additional      During the
                                            Common Stock            Paid-In       Development
                                        Shares        Amount        Capital          Stage
                                      ----------    ----------     -----------    -----------
Balance, May 31, 1996                     48,407    $      484     $ 3,342,317    $(5,139,383)

Net loss for the year ended
 May 31, 1997                              --            --              --           (78,967)
                                      ----------    ----------     -----------    -----------
Balance, May 31, 1997                     48,407           484       3,342,317     (5,218,350)

Net loss for the year ended
 May 31, 1998                              --            --              --           (78,524)
                                      ----------    ----------     -----------    -----------
Balance, May 31, 1998                     48,407           484       3,342,317     (5,296,874)

Common stock issued for cash
$0.31 per share                           48,710           487          14,613          --

Common stock issued for services
 at $0.31 per share                      600,000         6,000         180,000          --

Net income for the year ended
 May 31, 1999                              --            --              --         1,722,606
                                      ----------    ----------     -----------    -----------
Balance, May 31, 1999                    697,117    $    6,971     $ 3,536,930    $(3,574,268)


          The accompanying notes are an integral part of these financial statements.

                                         NUGGET EXPLORATION, INC.
                                       (A Development Stage Company)
                                          Statements of Cash Flows

                                                                                                From
                                                                                             Inception on
                                                             For the Years Ended                July 24,
                                                                    May 31,                   1980 Through
                                                  ----------------------------------------      May 31,
                                                     1999            1998          1997           1999
                                                  -----------    -----------    ----------    -----------
CASH FLOWS FROM
 OPERATING ACTIVITIES:

   Net income (loss)                              $ 1,722,606    $   (78,524)   $  (78,967)   $(3,574,268)
   Adjustments to reconcile net loss to
    changes in operating assets and
    liabilities:
     Stock issued for services, property and
       debt                                           186,000           --            --          550,571
     Gain on sale of asset                           (588,499)          --            --         (588,499)
     Gain on extinguishment of debt                (1,384,411)          --            --       (1,384,411)
   Changes in operating assets and liabilities:
     Increase (decrease) in accrued expenses              664         74,709        73,907      1,271,340
     Increase (decrease) in accounts payable          (90,611)        10,803         4,932         56,942
                                                  -----------    -----------    ----------    -----------

       Net Cash Provided (Used) by
        Operating Activities                         (154,251)         6,988          (128)    (3,668,325)
                                                  -----------    -----------    ----------    -----------

CASH FLOWS FROM
 INVESTING ACTIVITIES:

   Investment in property                                --             --            --         (111,502)
   Cash received on sale of property                  700,000           --            --          700,000
                                                  -----------    -----------    ----------    -----------

       Net Cash Provided by
        Investing Activities                          700,000           --            --          588,498
                                                  -----------    -----------    ----------    -----------

CASH FLOWS FROM
 FINANCING ACTIVITIES:

   Sale of common stock for cash - net of
     stock offering costs                              15,100           --            --        2,993,330
   Cash payments of notes payable - related          (561,679)          --            --         (561,679)
   Proceeds from notes payable                           --             --            --          654,356
                                                  -----------    -----------    ----------    -----------

       Net Cash Provided (Used) by
        Financing Activities                         (546,579)          --            --        3,086,007
                                                  -----------    -----------    ----------    -----------

INCREASE (DECREASE) IN CASH
 AND CASH EQUIVALENTS                                    (830)         6,988          (128)                        6,180
CASH AND CASH EQUIVALENTS AT
 BEGINNING OF PERIOD                                    7,010             22           150           --
                                                  -----------    -----------    ----------    -----------

CASH AND CASH EQUIVALENTS AT
 END OF PERIOD                                    $     6,180    $     7,010   $        22    $     6,180

                                                  ===========    ===========    ==========    ===========

                 The accompanying notes are an integral part of these financial statements.

                                    NUGGET EXPLORATION, INC.
                                 (A Development Stage Company)
                              Statements of Cash Flows (Continued)


                                                                                      From
                                                                                  Inception on
                                                    For the Years Ended              July 24,
                                                           May 31,                 1980 Through
                                               ------------------------------        May 31,
                                                 1999       1998       1997           1999
                                               --------   --------   --------       ---------
SUPPLEMENTAL CASH FLOW
 INFORMATION

CASH PAID FOR:

   Interest                                    $   --     $   --     $   --         $    --
   Income taxes                                $   --     $   --     $   --         $    --

NON-CASH FINANCING ACTIVITIES

   Common stock issued for services rendered   $186,000   $   --     $   --         $ 200,000
   Common stock issued for debt relief         $   --     $   --     $   --         $  18,500
   Common stock issued for property            $   --     $   --     $   --         $ 249,528

           The accompanying notes are an integral part of these financial statements.

                            NUGGET EXPLORATION, INC.
                         (A Development Stage Company)
                       Notes to the Financial Statements
                             May 31, 1999 and 1998


NOTE 1 -      ORGANIZATION AND HISTORY

              Nugget Exploration, Inc. (the Company) was incorporated under the laws of Nevada on July 24, 1980 for the purpose of exploring for and developing uranium, gold and other mineral properties. The Company has had limited operations to date and its activities have consisted primarily of raising equity capital and the acquisition and exploration of mineral properties; accordingly, the Company is considered to be a development stage enterprise as defined in SFAS
              7. Current operations are being funded by borrowings from the Company's officers.

              a.  Accounting Method

              The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a May 31 calendar year end.

              b.  Cash and Cash Equivalents

              Cash equivalents  include  short-term,  highly liquid  investments
              with   maturities   of  three  months  or  less  at  the  time  of
              acquisition.

              c.  Basic Loss Per Share

              The computations of basic loss per share of common stock are based on the weighted average number of shares outstanding during the period of the financial statements.

              d.  Provision for Taxes

              At May 31, 1999, the Company had net operating loss carryforwards of approximately $3,500,000 that may be offset against future taxable income through 2014. No tax benefit has been reported in the financial statements, because the Company believes there is a 50% or greater chance the carryforwards will expire unused. Accordingly, the potential tax benefits of the loss carryforwards are offset by a valuation allowance of the same amounts.

              e.  Estimates

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                    NUGGET EXPLORATION, INC.
                                  (A Development Stage Company)
                                Notes to the Financial Statements
                                      May 31, 1999 and 1998


NOTE 2 -      GOING CONCERN

              The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company does not have significant cash or other material assets, nor does it have an established source of revenues sufficient to cover its operating costs and to allow it to continue as a going concern. It is the intent of the Company to seek a merger with an existing, operating company. Until that time, shareholders of the Company have committed to meeting its minimal operating needs.

NOTE 3 -      NOTES PAYABLE - RELATED PARTIES

     Notes payable - related parties at May 31, 1999 and 1998 consisted of the following:

                                                                                   1999         1998
                                                                                ----------   ----------
                             Note payable to officers of the Company,
                              interest at 12% per annum, due on demand,
                              unsecured                                         $     --     $  155,203

                             Notes payable to an officer of the Company,
                              interest at 11% to 12.75%, due on demand,
                              unsecured                                               --        434,073

                             Note payable to a related party bearing interest
                              at 2% over prime, due on demand, unsecured              --         34,166

                             Note payable to a related party bearing interest
                              at 2% over prime, due on demand, unsecured              --          1,200
                                                                                ----------   ----------

                                  Totals                                              --        624,642

                                  Accrued interest                                    --        591,652
                                                                                ----------   ----------

                                  Total Amounts Due                             $     --     $1,216,294
                                                                                ==========   ==========

              Since inception of the Company, the President and Treasurer of the Company had advanced money to the Company without collateral and paid certain expenses on behalf of the Company, which totaled $624,642 at May 31, 1998. During the year ended May 31, 1999, the Company settled the amount in full, including accrued interest thereon.

                                    NUGGET EXPLORATION, INC.
                                  (A Development Stage Company)
                                Notes to the Financial Statements
                                      May 31, 1999 and 1998


NOTE 4 -      PATENTED LODE MINING CLAIMS SALE

              The Company acquired patented lode mining claims in Atlantic City, Wyoming for the purpose of mining gold. During the year ended May 31, 1999, the mining claims were sold at a gain of $588,499.

NOTE 5 -      ACCRUED PAYROLL - RELATED PARTY

              The Company had accrued salary to the Company's former President. At May 31, 1999 and 1998, the amounts due were $-0- and $651,389, respectively.

NOTE 6 -      NOTES PAYABLE

              Notes payable at May 31, 1999 and 1998 consisted of the following:

                                                         1999      1998
                                                        -------   -------
      Note payable to an individual, interest at 9%
       per annum, due on demand, unsecured              $ 2,290   $ 2,290

      Note payable to an individual, interest at 9%
       per annum, due on demand, unsecured                5,090     5,090

      Notes payable to a company, interest at 10.5% -
       12.75%, due on demand, unsecured                    --      22,334
                                                        -------   -------

           Totals                                         7,380    29,714

           Accrued interest                               8,702    27,635
                                                        -------   -------

           Total Amounts Due                            $16,082   $57,349
                                                        =======   =======

                                    NUGGET EXPLORATION, INC.
                                  (A Development Stage Company)
                                Notes to the Financial Statements
                                      May 31, 1999 and 1998


NOTE 7 -      EXTRAORDINARY ITEM

              During the year ended May 31, 1999, the Company recognized a gain from extinguishment of debt in the amount of $1,384,411. FASB Statement No. 4 requires that gains and losses from extinguishment of debt be reported as extraordinary items. Due to the Company's net operating loss carryforwards, tax effects are not considered in the calculation. The gain on extinguishment of debt was calculated as follows:

                      Balance,                   Gain on Debt                Balance,
                       May 31,       Cash        Extinguish-                  May 31,
                        1998       Payments         ments       Additions      1999
                     ----------   ----------    -------------   ----------   ----------
Accounts payable     $  147,553   $  (92,342)   $     (36,476)  $    1,730   $   20,465
Accrued payroll -
  related party         651,389         --           (651,389)        --           --
Notes payable -
  related parties       624,642     (561,679)         (62,963)        --           --
Accrued interest -
  related parties       591,652         --           (591,652)        --           --
Notes payable            29,714         --            (22,334)        --          7,380
Accrued interest         27,635         --            (19,597)         664        8,702
                     ----------   ----------    -------------   ----------   ----------

Total                $2,072,585   $ (654,021)   $  (1,384,411)  $    2,394   $   36,547
                     ==========   ==========    =============   ==========   ==========